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                                                                   EXHIBIT 10.18



                             FIRST AMENDMENT TO THE
                               BORDER GROUP, INC.
                              ANNUAL INCENTIVE PLAN



         The Border Group, Inc. Annual Incentive Bonus Plan (the "Plan") is hereby amended as follows:

         1. The following sentence is hereby added to the end of Section 6(a) of the Plan:

              "Notwithstanding any other provision of the Plan, the actual Bonus paid to any Participant for any Plan year shall not exceed $900,000."

         Except as herein amended, the Plan shall remain in full force and effort.


                                             BORDERS GROUP, INC.



                                             By: /s/ George R. Mrkonic
                                                ---------------------------
                                                George R. Mrkonic